UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

HAMMER FIBER OPTICS HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-1539680	98-1032170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East 34th Street, Suite #N27J
 New York, New York, United States 10016
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (844) 413-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report ("Report"), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

Item 2.01            COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Acquisitions

On December 30, 2021, Hammer Fiber Optic Holdings Corp, (the "Company") completed the previously announced purchase of Telecom Financial Services Ltd. ("TFS-LTD"), whereby the Company acquired all of the outstanding equity ownership interests in TFS-LTD (the "Acquisition").  The purchase price for all of the Company Units of TFS-LTD is five million (5,000,000) shares of the Company's Common Stock from treasury stock.  The shares of the Company's Common Stock to be issued are restricted securities, as defined in Rule 144 of the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

The foregoing provides only a brief descriptions of the material terms of the Share Exchange Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of the Share Exchange Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Furthermore, the acquisition does not meet the criteria for "significant subsidiary" under Regulation S-X 3.05 as provided in the Regulation S-X testing filed as Exhibit 99.3 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The shares to be issued under the Share Exchange Agreement shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) the Share Exchange Agreement, shall be issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States.  The Share Exchange Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the share exchange was a private transaction by the Company and did not involve any public offering.  Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D.  Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to "U.S. persons" or for the account or benefit of a "U.S. person", as that term is defined in Rule 902 of Regulation S.

The information disclosed under Item 2.01 is incorporated into this Item 3.02 in its entirety.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits	Descriptions

99.1	Share Exchange Agreement, Dated October 26, 2021 by and among the Company, Telecom Financial Services Ltd and the shareholders of TFS

99.2	Press Release

99.3	Regulation S-X Testing Telecom Financial Services Limited

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: January 3, 2022
/s/ Erik B. Levitt
By: Erik B. Levitt
Its: Principal Financial Officer